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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  NEW RES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


              DELAWARE                                    75-2720091
------------------------------------         -----------------------------------
       (State of Incorporation                         (I.R.S. Employer
          or Organization)                            Identification No.)


          8750 NORTH CENTRAL EXPRESSWAY
                    SUITE 2000
                  DALLAS, TEXAS                                    75231
-------------------------------------------------            -----------------
    (Address of Principal Executive Offices)                     (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [x]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this
form relates:    333-35377
              ---------------
              (If applicable)


        Securities to be registered pursuant to Section 12(b) of the Act:

                                                    Name of Each Exchange
        Title of Each Class                          on Which Each Class
        to be so Registered                          is to be Registered
        -------------------                          -------------------

   COMMON STOCK, PAR VALUE $0.001                       NEW YORK STOCK
   PER SHARE                                               EXCHANGE


        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

                                (Title of Class)

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NYFS05...:\41\44241\0003\1710\FRM9197N.510

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

            The description of the Registrant's common stock, par value $0.001 per share, included under the caption "Description of Holdings Capital Stock" (pages 87 and 88) in the Joint Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 (No. 333-35377) of the Registrant (the "Registration Statement"), first filed with the Securities and Exchange Commission (the "Commission") on September 11, 1997, as amended by Amendment No. 1 (filed with the Commission on September 12, 1997), is incorporated herein by reference.

ITEM 2.     EXHIBITS.

            None.






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
                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          NEW RES, INC.

Dated:  September 30, 1997                By:/s/ John J. McLaine
                                             --------------------------------
                                             John J. McLaine
                                             President, Chief Financial
                                             Officer and Chief Operating
                                             Officer





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